SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                          PANGEA PETROLEUM CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                     [Logo]

August 27, 2003

Dear Shareholder,

     The 2002 calendar year was one of significant change for Pangea Petroleum. Important moves were made to position the Company for financial stability and to increase the opportunities for future investment success. Our goal for 2003 is to leverage these moves and use our strengths to further improve performance, and provide a solid, sustainable foundation for growing our Company.

     Pangea's 10-KSB for the year ended December 31, 2002 reflects our focus on returning to fundamentals. In 2002, Pangea took actions to improve the Company's financial position and deal with liquidity problems. As the first step, the Company negotiated an agreement to divest its ownership interest in Worldlink, an internet communications start-up that did not turn profitable and did not fit into future plans. The Company received cash, Company stock and marketable equity securities and satisfied outstanding liabilities and claims in exchange for various assets. In a second transaction, the Company sold its wholly owned, but no longer viable, oil and gas subsidiary, Mass Energy, Inc.

     These transactions improved both the Company's overall financial position and its flexibility for raising the funding necessary to acquire quality oil & gas prospects and engage in other transactions necessary for the future success of Pangea. The cash raised from these two actions supported the Company's operations in 2002 and set the stage for ongoing 2003 projects. In addition, as a result of these moves and effective cost containment within our ongoing activities, our 2002 financials show a significant reduction in our net loss from $9,000,347 in 2001 to $1,082,920 in 2002.

     Pangea will continue to focus on building a strong, growing company by divesting non-performing assets and making strategic investments with low to moderate risk. The goal is to focus on building a solid core of oil and gas production that will provide dependable revenue and earnings. As a part of this effort, Pangea took two actions in early 2002 that we believe will have a definite impact on the Company's long-term success.

     First, in March 2002 Pangea retained Mr. Weller as President. Mark brings over 30 years of oil industry experience to Pangea. Throughout his career with Getty Oil Company and Texaco, Inc., he worked on developing and operating upstream projects in the United States and overseas, both onshore and offshore. His extensive experience allows Pangea to both, evaluate new oil and gas opportunities, and have immediate day-to-day oversight and input to any investment projects developed

     Second, Pangea established an Advisory Board. The purpose of the Board is to periodically review and recommend investment opportunities, and to ensure that Pangea is considering opportunities that are a good strategic fit for the investment funds available. The Advisory Board is comprised of Charles Pollock, Michael Harness, Mark Weller, and J. R. Harrison.

     Jointly, the Advisory Board revised Pangea's business strategy to focus on low-risk, development type oil and gas projects. This means that Pangea will now focus on investing in oil and gas prospects that are onshore in the U. S. and relatively shallow. We will give priority to prospects that are less than 7500', that do not encounter any high-pressure reservoirs and we will avoid investing in "wildcat" or deep exploratory wells. We are targeting our investment funds for development well prospects that are supported by seismic data, good information from adjacent wells and proven production from the surrounding area. The Advisory Board also recommended that Pangea avoid taking an operatorship role, and instead focus on buying interests in wells operated by well established, experienced companies. To this end, Pangea has chosen to diversify its risk by taking a minority working interest in the wells drilled, such that the Company is not dependent on the success of any one project, or highly impacted by an unsuccessful well.

     These efforts paid off with the decision to invest in two wells at the end of 2002. The Company drilled two wells -- in Panola County and Liberty County, Texas, described in previous news releases. Both wells were successful and are currently producing revenue. In 2003, the Company has partnered in two additional well prospects that are currently underway.

     Pangea has developed solid relationships with several small companies that have led to identifying numerous prospects for additional investment. During 2002, project developers brought Pangea prospects for review in Texas, Kansas, Oklahoma, California, and Michigan. Pangea reviewed and conducted an initial evaluation on each prospect centered on the quality of the geologic data and the performance of offset or similar wells in the given areas. If those factors were favorable then the economics, including prospect fees, land or lease acquisition and projected drilling and completion cost were developed and reviewed. Finally the prospects were subjected to a risked evaluation of potential production and price scenarios. As a result of carefully scrutinizing prospects to ensure that they fit into the new business strategy, Pangea has pinpointed a number of potential investment projects for 2003 that the Company will continue to evaluate for strategic fit with our program and our funding capability.

     Our share price has remained low and we expect that with continued news, the share price will reflect our successes. In the near future, our priority is to maximize shareholder value through the process of putting all resources possible into new investment directed towards increasing revenues and earnings. Collectively, the actions Pangea has taken are designed to create a stronger, leaner and better-aligned energy company.

     In closing, we want to thank you for your continued confidence in Pangea Petroleum Corporation. We deeply appreciate your trust. The many changes and initiatives we have undertaken places us in an excellent position to continue to improve results and we are confident that Pangea can generate the future growth and return we would all like to see.

Thank you for your support

Charles B. Pollock                          Mark Weller
Chief Executive Officer                     President
Shareholder                                 Shareholder

                          PANGEA PETROLEUM CORPORATION
                           5850 SAN FELIPE, SUITE 500
                              HOUSTON, TEXAS 77057
                                (713) 706-6350

August 25, 2003

Dear Stockholder:

     Enclosed herewith you will find a Notice of a Annual Stockholder Meeting to be held on Wednesday, September 24th, 2003, at the hour of 2:00 PM Central Daylight Time at Double Tree Hotel located at 2001 Post Oak Blvd., Houston, Texas 77056, together with a Proxy Card, and the 2002 Form 10-KSB. The Notice of the Stockholder Meeting describes the items of business to be dealt with at the meeting and provides you with other pertinent information about Pangea Petroleum Corporation, its directors and executive officers.

     If you cannot attend the meeting, it is important that you are represented by proxy. The form of proxy enables you to signify your voting intentions in advance, whether or not you plan to attend the meeting. Please complete, date, sign and return in the envelope provided.


                                        By orders of the Board of Directors,



                                        Charles B. Pollock
                                        Chairman of the Board and
                                        Chief Executive Officer

                              ---------------------

                      NOTICE OF ANNUAL STOCKHOLDER MEETING

                        TO BE HELD ON SEPTEMBER 24, 2003

                              ---------------------

     NOTICE IS HEREBY GIVEN that an Annual Stockholder Meeting ("Stockholder Meeting") of Pangea Petroleum Corporation ("Pangea" or the "Corporation"), a Colorado Corporation, will be held at the Double Tree Hotel located at 2001 Post Oak Blvd., Houston, Texas 77056, on the 24th day of September, 2003 at 2:00PM (Central Daylight Time), for the following purposes:

     1. To elect directors of Pangea Petroleum Corporation to serve for a one year term or until their successors have been duly elected and qualified;

     2. To ratify the appointment of Ham, Langston & Brezina, L.L.P. as the independent auditor of the Corporation for the year ending December 31, 2003;

     3. To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of the Corporation's stock from 105,000,000 to 210,000,000;

     4.   To approve the Equity Compensation Plan;

     5. To transact such further and other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on August 11, 2003 will be entitled to notice of and to vote at the Stockholder Meeting or any adjournment thereof.

     You are cordially invited to attend the Stockholder Meeting and YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Stockholder Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Dated in Texas this 25th day of August, 2003.


                                        By Order of the Board of Directors



                                        Charles B. Pollock
                                        Chairman of the Board and
                                        Chief Executive Officer



           WHETHER OR NOT YOU EXPECT TO ATTEND THIS ANNUAL STOCKHOLDER MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES BY SIGNING,
                 DATING AND RETURNING THE ENCLOSED FORM OF PROXY

                          PANGEA PETROLEUM CORPORATION
                           5850 SAN FELIPE, SUITE 500
                              HOUSTON, TEXAS 77057
                                (713) 706-6350

                              ---------------------

                                 PROXY STATEMENT

                         FOR ANNUAL STOCKHOLDER MEETING
                        TO BE HELD ON SEPTEMBER 24, 2003

                              ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

MANAGEMENT SOLICITATIONS OF PROXIES

     This Proxy Statement (the "Proxy Statement") is being furnished to stockholders (the "stockholders") in connection with the solicitation by the Board of Directors of Pangea Petroleum Corporation ("Pangea" or the "Corporation"), a Colorado Corporation, for their use at the Annual Stockholder Meeting (the "Stockholder Meeting") to be held at Double Tree Hotel located at 2001 Post Oak Blvd., Houston, Texas 77056, on September 24th, 2003 at 2:00 PM Central Daylight Time, or at any adjournment thereof for the purposes of considering and voting upon the matters set forth in the accompanying Notice of Stockholder Meeting (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about August 25, 2003. The cost of solicitation of proxies is being borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Stockholder Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN
(II) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, LLP AS INDEPENDENT ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003, (III) FOR INCREASING THE AUTHORIZED SHARES (IV) FOR THE EQUITY COMPENSATION PLAN. The Board of Directors is not aware of any other matters to be presented for action at the Annual Stockholder Meeting. However, if any other matter is properly presented at the Annual Stockholder Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to our Secretary, or (c) by voting in person at the Annual Stockholder Meeting.

     Proxies are only voted when a poll is required. A poll is a vote by written ballot, which gives one vote for each common share registered in the name of the member.

ABOUT THE ANNUAL MEETING

     This question and answer section answers basic questions about the Stockholder Meeting. Please read the rest of the proxy statement for full information about the meeting and the election.

Who is entitled to vote at the meeting?

     Only Stockholders of record at the close of business on August 11, 2003 (the "Record Date"), the record date for the meeting, are entitled to receive notice of and to participate in the Stockholder Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Stockholders present in person or by proxy at the Stockholder

Meeting will be entitled to one vote on each proposal for each share of common stock held by such stockholder on that date.

     Each nominee for Director named in Proposal 1 must receive a plurality of the votes cast in person or by proxy by Common Stock in order to be elected. Stockholder may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Stockholder Meeting is required for approval of Proposal 2 and Proposal 4 set forth in the accompanying notice. The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for the ratification of Proposal 3.

What are the shares outstanding on the record date?

     We have one class of voting stock outstanding, all of which is designated common stock, $0.001 par value. As of August 11, 2003, we had 86,043,836 shares of Common Stock outstanding and 97,202,334 shares of Common Stock issued and no preferred stock issued and outstanding. Included in common stock issued were certain shares issued under a Securities Purchase Agreement (the "Securities Purchase Agreement") whereby the Corporation issued 16,149,998 shares of restricted common stock to an escrow agent (the "Escrowed Shares") for the benefit of four investor groups in exchange for $1,300,000 in cash in 2001. The terms of the Securities Purchase Agreement allowed the escrow agent for the Escrowed Shares to issue restricted common stock in the amount of 4,991,500 shares to the investor groups and included provisions for the issuance of four series of warrants, which comprise the remaining 11,158,498 issued shares, with exercise prices to be set based on a combination of certain future events and the performance of the Corporation's common stock. To date Pangea has not been provided notice that any of the warrants are to be exercised. The difference between the shares issued and the shares outstanding represent the shares underlying these warrants that have not been exercised.

     All Stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Stockholder Meeting.

What if I do not receive notice of the meeting?

     The Board of Directors fixed the close of business on August 11, 2003, as the record date for the purpose of determining stockholders entitled to receive notice of the meeting, but failure to receive a notice does not deprive a stockholder of the right to vote those shares at the meeting upon producing properly endorsed share certificates, or otherwise establishing share ownership, and demanding the inclusion of his name in the list of stockholders not later then ten days before the date of the meeting.

Who may attend the meeting?

     All Stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 1:00 PM. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting. Please also note that, if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum for the transaction of business at the Stockholder Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum at the Stockholder Meeting. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

How do I vote?

     If you complete and properly sign the accompanying proxy card and return in the enclosed envelope, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" Stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

     Each share of the Corporation's common stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against any matters. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

What is the effect of the board's recommendation?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Corporation's Board of Directors with respect to the seats to be filled. Our Board's recommendation is set forth together with the description of the election of directors in this proxy statement.

PURPOSE OF THE MEETING

     The specific proposals to be considered and acted upon by the Corporation's Stockholders at the Stockholder Meeting are summarized below.

ELECTION OF DIRECTORS -- PROPOSAL NUMBER ONE

     Our Stockholders will vote to elect three (3) directors of Pangea Petroleum Corporation to serve for a one year term or until their successors have been duly elected and qualified.

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Stockholder Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below.

     Each duly elected Director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified.

     The Board has nominated Charles B. Pollock, Mark F. Weller and Edward R. Skaggs to continue serving as the directors (together, the "Pangea Nominees").

     CHARLES B. POLLOCK was appointed the Chief Executive Officer and Chairman of the Board of Pangea Petroleum Corporation in June 1999. From January 1994 to September 1995, Mr. Pollock was President of Praxair Indonesia, an industrial gas Corporation. From October 1995 to August 1996, he was General Manager of Praxair, Inc. His responsibilities included strategic marketing and competition analysis. From September 1996 to May 1999, Mr. Pollock was self-employed as a consultant and managed projects including the acquisition and sale of businesses, competitive analysis and strategic marketing. Mr. Pollock received his Bachelor of Science degree from North Carolina State University, his Master of Science degree in Ceramic Engineering from North Carolina State University and his PhD in Material Engineering from North Carolina State University.

     MARK F. WELLER was appointed President and Director in March 2002. Mr. Weller brings over thirty years of experience in the energy industry with Getty Oil Corporation and Texaco, Inc. During the five years preceding his joining Pangea, Mr. Weller was a General Manager for new project development with Texaco. His background includes all phases of oil and gas operations and development, both onshore and offshore on the U.S. gulf and west coasts, as well as international project development assignments. He holds a BS in mechanical engineering from the University of California, Davis.

     EDWARD R. SKAGGS was appointed to the Board of Directors of the Corporation in December 2000. Mr. Skaggs has over 10 years of experience in investigations and security. In addition, he has extensive experience in retail management specifically dealing in personnel issues and security matters. Mr. Skaggs started his career as an Assistant District Manager for EZ Mart Store in 1988. In June 1991, he left EZ Mart to join an investigative consulting firm, Skaggs & Associates, Inc. where he continues to work. He received a Bachelor of Arts degree in Political Science from Texas Tech University.

RECOMMENDATION AND REQUIRED VOTE

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1

Voting Rights with Respect to the Election of Directors

     A stockholder may, with respect to the election of directors, (i) vote for the election of all of the Pangea Nominees, (ii) withhold authority to vote for any one or more of the Pangea Nominees, or (iii) withhold authority to vote for all of the Pangea Nominees by so indicating in the appropriate spaces on the enclosed proxy card. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy of our Common Stock in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     If any nominee is unable or unwilling to serve as a director at the time of the Stockholder Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OUR EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until their death, resignation, retirement, removal, disqualification, or the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our Directors and Executive Officers. Our current Board of Directors consists of three persons.

Name                                Age     Director since            Position
----                                ---    ----------------   ------------------------
Charles B. Pollock ..........      63         June 1999       Chairman of the Board
Mark F. Weller ..............      53        March 2002       President and Director
Edward R. Skaggs ............      38       December 2000     Nominee for Director
Scott Duncan ................      37            N/A          Chief Financial Officer

     SCOTT DUNCAN was appointed Chief Financial Officer in February 2003. Mr. Duncan has 8 years of experience in financial and cost accounting for manufacturing companies along with 6 years of experience with computer programming. He is actively involved with various organizations offering accounting, programming and consulting services. He received a BBA in accounting from Southwest Texas State University in 1989 and his CPA license in 1992.

Related Transactions

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions between us and our Officers, Directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested Directors. In our view, all of the transactions described below meet this standard.

     During the year ended December 31, 2002, we engaged in transactions with related parties as set forth below.

     As of December 31, 2000, Mass Energy had a promissory note receivable due from Randall Massey in the amount of $150,000. The Corporation recognized approximately $2,500 in interest income during the three months ended December 31, 2000 from the notes receivable. Under the note, interest accrues on the unpaid principal at 6.25% per annum. In addition, Mr. Massey is required to maintain term life insurance payable to the Corporation in an amount sufficient to pay the principal and accrued interest in full in the event of the subsidiary former president's death. During 2002 Mr. Massey did not make any payments of principal or interest on these notes receivable. This note was assigned to the Corporation following the sale of Mass Energy.

     As of December 31, 2001, Mass Energy had a promissory note receivable due from Sandstone Ventures, Inc., an affiliate of Randy Massey, in the amount of $40,000. Under the note, interest accrues on the unpaid principal at 7.0% per annum. This note was assigned to the Corporation following the sale of Mass Energy.

     As of December 31, 2002 the Corporation has notes payable to Mary Pollock, a former officer and daughter of Charles Pollock, of $89,184 due on demand at the rate of 5.5%. The Corporation has three notes payable to Charles Pollock totaling $195,000 of which $10,000 is due on December 31, 2003 with an annual interest rate of 12%. The Corporation had two notes payable on demand in the amount of $100,000 and $85,000 bearing interest of zero and 10% respectfully. Mr. Pollock agreed to consolidate the two notes into a new note for the total amount of $193,500 (includes accrued interest due) which bear interest commencing January 1, 2003 at a rate of 12% per annum and is due January 1, 2005. Additionally, the Corporation has notes payable to BTS Group controlled by Elizabeth Pollock, Mr. Pollock's wife, in the amount of $26,500. This loan carries an annual interest rate of 10% and is due on demand. The Corporation had notes payable to Mark Weller in the amount of $20,000 due December 31, 2003 with an annual interest rate of 12%.

     In May 2002, the Corporation entered into a settlement agreement with Jacob International, Inc. and certain entities and individuals related to Jacob. Under the Settlement Agreement, which was entered into through arms length negotiations, the Corporation gave up 100% of the outstanding common stock of a wholly owned subsidiary, Pangea Services, Inc. in exchange for: (i) the settlement of certain accounts and notes payable totaling approximately $300,000; (ii) the return of 5,991,000 shares of its common stock to treasury;
(iii) the receipt of 900,000 shares of Consolidated Medical Management, Inc.; and (iv) the receipt of $75,000 in cash. The primary assets of Pangea Services, Inc. that were given up in the settlement were: (i) 475,000 Class A membership units of Worldlink USA, LLC, (an investment previously written off by the Corporation); ii) a $125,000 investment in Paradigm Advanced Technologies, Inc. including 200,000 warrants to purchase shares of Paradigm Advanced Technologies, Inc. at a price of $1.00 per share; and (iii) certain real estate held for investment of $46,642. The Corporation recognized no gain or loss on the transaction but recognized a capital contribution of $352,368.

Information Concerning the Board of Directors and Its Committees

     We have no audit committee, no compensation committee and no nominating committee. Decisions concerning Executive Officer Compensation for 2002 were made by the full Board of Directors. Mr. Pollock and Mr. Weller are Officers and Directors. The Board of Directors took action at Board meetings five times during the year ended December 31, 2002. All Directors were present for at least 100% of the Board meetings or unanimous written consents. There are no family relationships between or among any of our Directors and Executive Officers.

Compliance with Section 16(A) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from these reporting persons, we believe that our Directors, Executive Officers, and our ten percent shareholders have complied with Section 16(a) of the Securities Exchange Act of 1933.

Statement of Executive Compensation

     The following table reflects all forms of compensation for services to us for the years ended December 31, 2002, 2001 and 2000 of certain of our Executive Officers. No other Executive Officer of the Corporation has received compensation that exceeded $100,000 during the year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation
                                 -------------------------------

                                             Payouts
                                        ----------------               Other
                                             Salary       Bonus       Annual
Name and Principal Position       Year         ($)         ($)     Compensation
---------------------------      ------ ---------------- ------- ----------------
Charles B. Pollock .............  2000        16,000       -0-            -0-
 CEO and Chairman of              2001           -0-       -0-          3,000
 the Board of Directors           2002       120,000(1)    -0-            -0-

Mark F. Weller .................
 President and Director           2000           N/A       N/A            N/A
                                  2001           N/A       N/A            N/A
                                  2002        60,000(2)    -0-        200,000(3)

                                               Long Term Compensation Awards
                                 ---------------------------------------------------------
                                                      Securities
                                     Restricted       Underlying      LTIP     All Other
                                        Stock        Options/SARs   Payouts   Compensation
Name and Principal Position           Award(s)            (#)         ($)         ($)
---------------------------      ------------------ -------------- --------- -------------
Charles B. Pollock .............            -0-         450,000       -0-         -0-
 CEO and Chairman of                  1,000,000(4)      300,000       -0-         -0-
 the Board of Directors                 600,000(5)          -0-       -0-         -0-

Mark F. Weller .................
 President and Director                     N/A             N/A       N/A         N/A
                                            N/A             N/A       N/A         N/A
                                        500,000(5)          -0-       -0-         -0-

------------
(1)  Salary taken 60% in stock and 40% deferred
(2)  Salary taken in stock
(3)  Received 200,000 shares of common stock upon joining the Corporation
(4)  Restricted share bonus
(5)  Restricted shares pursuant to employment contract

                         AGGREGATED OPTION/SAR EXERCISES
                IN LAST FISCAL YEAR AND FY-END OPTION/SARE VALUES

                                  Number of       Percent of
                                 Securities          Total
                                 Underlying      Options/SARs     Exercise
                                Options/SARs      Granted to      of Base                              Present
                                   Granted       Employees in      Price      Expiration     Grant      Value
Name                                 (#)          Fiscal Year      ($/sh)        Date         Date       ($)
----                           --------------   --------------   ----------  ------------   -------   ---------
Charles B. Pollock .........        -0-              -0-            -0-          N/A          N/A        -0-
Mark F. Weller .............        -0-              -0-            -0-          N/A          N/A        -0-

                                                                Number of
                                                                Securities        Value of
                                                                Underlying       Unexercised
                                                               Unexercised      In-The-Money
                                                               Options/SARs     Options/SARs
                                                                At Fiscal         At Fiscal
                                   Shares          Value       Year-End (#)     Year-End ($)
                                 Acquired on     Realized      Exercisable/     Exercisable/
Name                            Exercise (#)        ($)       Unexercisable     Unexercisable
----                           --------------   ----------   ---------------   --------------
Charles B. Pollock .........        -0-            -0-             -0-              -0-
Mark F. Weller .............        -0-            -0-             -0-              -0-

Compensation of directors

     During the fiscal year ended December 31, 2002, none of the directors of the Corporation received any fees or retainers for acting as directors or as members of committees of the board of directors.

Employee Stock Option Plans

     While we have been successful in attracting and retaining qualified employees, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. Our Executive Officers currently defer their salaries until certain revenue benchmarks are met. We believe that equity ownership is an important factor in our ability to attract and retain qualified employees. In 2003, we adopted the Equity Compensation Plan (the "Plan") for employees, consultants and Directors. The purpose of the Plan is to further the interests of the Corporation and the stockholders by providing incentives in the form of stock to key employees, consultants and Directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such a person a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plan also compensates consultants for their work for the Corporation. The Plan is administered by the Board of Directors. The Board of Directors has exclusive power to select the participants in the Plan, to establish the terms of the stock granted to each participant, and to make all determinations necessary or advisable under the Plan. The maximum number of shares of common stock that may be granted or optioned and sold under the Plan is 10,000,000 per year. As of August 11, 2003, 2,871,104 shares of common stock have been granted pursuant to the 2003 Plan. No stock options are authorized under this plan. Our shareholders are being asked to approve the Plan in Proposal 3.

Report on executive compensation

     The Corporation's primary concern in compensating executive officers is to provide a lower level of fixed cash compensation, but to provide through, restricted stock grants, bonuses, and incentives, sufficient payment to ensure their continuing commitment to the Corporation, its overall performance, and stock performance for the Corporation's stockholders.

Employment Agreement

     We have entered into employment agreement with Mr. Charles Pollock, Mr. Mark Weller and Mr. Scott Duncan. The following sets forth the terms of the employment agreement:

     Charles B. Pollock On January 1, 2002, we entered into an employment agreement with Mr. Pollock that ends on the date which the period of employment is terminated, to act as our Chairman of the Board of Directors and Chief Executive Officer. Pursuant to the employment agreement, Mr. Pollock is paid a salary of $10,000 per month and has an option to convert any or all salary with accrued interest to Pangea Petroleum restricted stock under Rule 144 at a conversion rate thirty percent off the average closing bid during the month prior to the month being compensated. In addition, he shall also receive 50,000 restricted shares a month as part of his base salary and an annual bonus in the minimum amount of 200,000 shares of restricted stock. During 2002, Mr. Pollock chose to take 60% of his monthly salary in stock and defer 40% of his cash salary as well as deferring 100% of his annual bonus.

     Mark F. Weller On March 1, 2002, we entered into an employment agreement with Mr. Weller that ends on the date which the period of employment is terminated, to act as our President and Director. Pursuant to the employment agreement, Mr. Weller is paid a salary of $6,000 per month and has an option to convert any or all salary with accrued interest to Pangea Petroleum restricted stock under Rule 144 at a conversion rate thirty percent off the average closing bid during the month prior to the month being compensated. In addition, he shall also receive 50,000 restricted shares a month as part of his base salary and an annual bonus in the minimum amount of 200,000 shares of restricted stock.

     Scott Duncan On February 13, 2003 we retained Mr. Duncan as Chief Financial Officer to provide advice and services on financial matters pertaining to the Corporation's business including but not limited to SEC reports. The term of the engagement is for three months and the fee for the first month will be 65,000 restricted Rule 144 shares and for the second and third month 40,000 restricted Rule 144 shares. His agreement was renewed on May 12, 2003 for one year and the fee is 40,000 restricted Rule 144 shares per month.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at August 11, 2003, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the issued and outstanding shares of common stock, (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                                        Number of Shares of      Percentage of
                                                           Common Stock           Beneficial
Name and Address of Owner                             Beneficially Owned (1)     Ownership (2)
-------------------------                            ------------------------   --------------
Charles B. Pollock ............................             21,641,589(3)             25%
5850 San Felipe, Suite 500
Houston, Texas 77057

Mark Weller ...................................             13,378,288                16%
5850 San Felipe, Suite 500
Houston, Texas 77057

Edward Skaggs .................................                270,000                *
5850 San Felipe, Suite 500
Houston, Texas 77057

Scott Duncan ..................................                305,000                *
5850 San Felipe, Suite 500
Houston, Texas 77057

All Executive Officers and Directors as a group
 (3 persons) ..................................             35,594,877                41%

------------
*    Less than one percent
(1) Unless otherwise indicated, all shares are held directly with sole voting and investment power
(2)  Based on 86,043,836 shares of Common Stock outstanding.
(3)  Including shares held by wife Elizabeth Pollock

     The information as to the shares beneficially owned or controlled, not being within the knowledge of the Corporation, has been furnished by the respective nominees individually

RATIFICATION OF APPOINTMENT OF AUDITORS -- PROPOSAL NUMBER TWO

     Our Stockholders will vote to ratify the appointment of the Board of Director's selection of Ham, Langston & Brezina to serve as the Corporation's independent public accountants for the fiscal year ending December 31, 2003 and for subsequent financial statements until their successors have been duly qualified. Ham, Langston & Brezina were appointed as the Corporation's independent accountants on March 15, 2002 to examine the Corporation's financial statements for the year ended December 31, 2002.

RECOMMENDATION AND REQUIRED VOTE

     IF YOU ARE IN FAVOR OF RATIFYING THE APPOINTMENT OF HAM, LANGSTON & BREZINA, P.C. AS OUR INDEPENDENT ACCOUNTANTS, YOU ARE URGED TO VOTE "FOR" PROPOSAL 2 AND YOUR PROXY WILL BE SO VOTED ULESS YOU SPECIFY OTHERWISE.

     Voting Rights with Respect to the Ratification of the Appointment of Independent Accountants. Stockholder ratification of the selection of Ham, Langston & Brezina, P.C. ("Ham, Langston & Brezina") as the Corporation's independent public accountants is not required by the Corporation's Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Ham, Langston & Brezina to the Stockholders for ratification as a matter of good corporate governance. The Board of Directors wishes to obtain from the Stockholders a rati-fication of their action in appointing their existing certified public accountant, Ham, Langston & Brezina, LLP independent auditor for the Corporation for the year ending December 31, 2003.

     If the Stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the Corporation's and the Corporation's Stockholders' best interests. A representative of Ham, Langston & Brezina, LLP is expected to be present at the Stockholder Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Stockholder Meeting will be required to ratify the selection of Ham, Langston & Brezina as the Corporation's independent public accountants for the fiscal year ending December 31, 2003 and for subsequent financial statements until their successors have been duly qualified. Accordingly, broker non-votes and abstentions on Proposal 2 will have the same effect as a vote against ratifying the appointment of the independent accountants.

Audit Fees

     Ham, Langston & Brezina, LLP billed us in the aggregate amount of $22,800 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

     In the year ended December 31, 2002, Ham, Langston & Brezina, LLP did not bill us for, nor perform, any financial information systems design or implementation. In the year ended December 31, 2002, we were not billed for professional services from any other accounting firm for information systems design or implementation.

All Other Fees

     We paid no other fees for professional accounting services.

Auditor Independence

     Our Board of Directors considers that the work done for us in the year ended December 31, 2002 by Ham, Langston & Brezina, LLP is compatible with maintaining Ham, Langston & Brezina, LLP's independence.

Auditor's Time On Task

     All of the work expended by Ham, Langston & Brezina, LLP on our December 31, 2002 audit was attributed to work performed by Ham, Langston & Brezina, LLP's full-time, permanent employees.

INCREASE IN AUTHORIZED SHARES -- PROPOSAL NUMBER THREE

     Our Stockholders will vote on an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of the Corporation's stock from 105,000,000 to 210,000,000.

RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS PLACE A VOTE "FOR" PROPOSAL "3", AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Voting Rights with Respect to the Increase in Authorized Shares

     The Board is of the opinion that the amendment to the Articles of Incorporation to Increase the Authorized Shares of Common Stock is advisable and in the Corporation's best interests and recommends a vote "FOR" the approval this proposal. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Attachment "A". The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for the approval of the amendment to the Articles of Incorporation to increase the authorized shares of Common Stock. For purposes of the vote to amend the Articles of Incorporation to increase the authorized shares of Common Stock, as amended, abstentions and broker non-votes will have the same effect as a vote against this proposal. All proxies will be voted to approve the amendment to the Articles of Incorporation unless a contrary vote is indicated on the enclosed proxy card.

INTRODUCTION

     The Board has approved, subject to stockholder approval, an amendment to its Articles of Incorporation, as amended, which will increase the aggregate number of shares of common stock authorized for issuance from 105,000,000 shares to 210,000,000 shares.

     The Board believes the Corporation is competing in a dynamic and rapidly evolving energy marketplace. The competition for development opportunities are very high and companies with good access to capital and the ability to move quickly to acquire energy prospects or synergistic businesses have greater opportunities for corporate growth. The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized unissued shares is available for use primarily in connection with corporate acquisitions, raising additional capital for operations, and the issuance of shares under the Corporation's Equity Compensation Plan. The shares may also be used for general corporate needs, such as future stock dividends or stock splits. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized.

     Our Certificate of Incorporation presently authorizes 100,000,000 shares of common stock and 5,000,000 shares of preferred stock. At August 11, 2003, we had 86,043,836 shares of Common Stock outstanding and 97,202,334 shares of Common Stock issued and no preferred stock issued and outstanding. Included in common stock issued were certain shares issued under a Securities Purchase Agreement (the "Securities Purchase Agreement") whereby the Corporation issued 16,149,998 shares of restricted common stock to an escrow agent (the "Escrowed Shares") for the benefit of four investor groups in exchange for $1,300,000 in cash in 2001. The terms of the Securities Purchase Agreement allowed the escrow agent for the Escrowed Shares to issue restricted common stock in the amount of 4,991,500 shares to the investor groups and included provisions for the issuance of four series of warrants, which comprise the remaining 11,158,498 issued shares, with exercise prices to be set based on a combination of certain future events and the performance of the Corporation's common stock. To date Pangea has not been provided notice that any of the warrants are to be exercised. The difference between the shares issued and the shares outstanding represent the shares underlying these warrants that have not been exercised. At August 11, 2003, there were also 2,797,666 authorized shares of Common Stock unissued.

     If the Proposal is adopted, the first full paragraph of Article III of the Corporation's Articles of Incorporation, as amended, will read as follows:

                                  "ARTICLE III"

     The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000) consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share ("Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other spe-cial rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as maybe adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

     The Board believes that approval of this Proposal is essential for the growth and development of the Corporation. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal.

     The additional shares that the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of the Corporation's equity owned by present stockholders. The issuance of the additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Corporation has never paid dividends on shares of the Corporation's Common Stock and do not have any current plans to pay a cash dividend in the foreseeable future, except to the extent we would be required to satisfy any obligations with respect to any Preferred Stock we may issue in the future. The Corporation presently intends to retain earnings, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED INCREASE

     If the Authorized Share Increase Amendment is approved by the requisite vote of the Corporation's stockholders, the Authorized Share Increase will be effective upon the close of business on the date of filing of the Authorized Share Increase Amendment with the Colorado Secretary of State, which filing is expected to take place shortly after the Stockholder Meeting. If this Proposal is not approved by the stockholders, then the Authorized Share Increase Amendment will not be filed.

APPROVAL OF EQUITY COMPENSATION PLAN -- PROPOSAL NUMBER FOUR

     Our Stockholders will vote to approve the Equity Compensation Plan.

RECOMMENDATION AND REQUIRED VOTE

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS PLACE A VOTE "FOR" PROPOSAL 4, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Voting Rights with Respect to Approval of Equity Compensation Plan

     The affirmative vote of a majority of issued and outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Stockholder Meeting is required for the approval of the adoption of the Equity Compensation Plan. A copy of the Equity Compensation Plan is attached hereto as Attachment "B". For purposes of the vote to adopt the Equity Compensation Plan, abstentions will have the same effect as a vote against approval of the adoption of the Equity Compensation Plan. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

     The Board is of the opinion that the adoption of the Equity Cnmpensation Plan is advisable and in the Corporation's best interests and recommends a vote "FOR" the approval of the Equity Compensation Plan. All proxies will be voted to approve the Equity Compensation Plan unless a contrary vote is indicated on the enclosed proxy card.

INTRODUCTION

     The Equity Compensation Plan provides for the issuance of restricted stock and stock grants to selected officers, directors, employees and consultants of the Corporation or its potential parent or subsidiary companies. The following sections summarize the principal features of the Equity Compensation Plan,

PURPOSE

     The Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. It is designed to aid the Corporation in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Corporation, to use their best efforts to promote the success of the Corporation's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Corporation. It is also designed to permit the Corporation to reward those individuals who are not employees of the Corporation but who are perceived by management as having contributed to the success of the Corporation or who are important to the continued business and operations of the Corporation. The above aims will be effectuated through the granting awards, subject to the terms and conditions of this Plan. Pangea believes that stock grants will serve to align compensation with business objectives and help the Corporation achieve the basic goal of enhancing shareholder value.

ADMINISTRATION

     The Equity Compensation Plan is administered by the Corporation's Board of Directors or a duly appointed Committee, which will be referred to throughout this Proxy Statement as the Plan Administrator. The Plan Administrator has the power to construe and interpret the Equity Compensation Plan promulgate, amend and rescind rules and regulations relating to the administration of the Equity Compensation Plan, to authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Equity Compensation Plan, to determine when rights will be granted under the Equity Compensation Plan, to, subject to the provisions of the Equity Compensation Plan, determine the persons to whom stock will be granted, to make any and all other determinations which it determines to be necessary or advisable for administration of the Equity Compensation Plan.

EQUITY COMPENSATION PLAN

     The purpose of the Equity Compensation Plan is to further the interests of the Corporation and the stockholders by providing incentives in the form of stock grants to key employees and Directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. The Plan also assists us and our subsidiaries in attracting and retaining key employees and Directors.

     The Plan Administrator has the exclusive power to select the participants in the Plan, to establish the terms of the Award to each participant. The maximum aggregate number of shares of common stock that may be granted each year under the Plan is 10,000,000. As of August 11, 2003, 2,871,104 shares of common stock have been granted pursuant to the Plan to non-employee consultants. The effective date of the Plan is January 1, 2003. Stock may be granted under the Plan only within 10 years from the effective date of the Plan. The Plan Administrator votes on any matters affecting the administration of the Plan or the grant of any Stock. The Plan Administrator may:

     (a)  to select the participants in this plan;

     (b) establish the terms of the Stock granted to each participants which may not be the same in each case;

     (c) determine the total number of shares of Stock to grant to a grantee, which may not be the same amount to each Eligible Person in each case;

     (d)  make all other determinations necessary or advisable under the Plan.

     (e) The Plan Administrator has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an award under this Plan, and to determine the amount of the award.

     The Plan Administrator has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Plan Administrator will be final and binding on all persons. (d) A member of the Plan Administrator will not be liable for performing any act or making any determination in good faith

     The Board of Directors of the Corporation may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Corporation's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it as in the opinion of counsel for the Corporation may be necessary or appropriate from time to time.

     With respect to administration of this Plan, the Corporation shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Corporation for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Corporation itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Corporation the opportunity to handle and defend same at its own expense. The failure to notify the Corporation within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Corporation's rights or is detrimental to the Corporation. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     The provisions of the Plan shall be construed, administered, governed under the laws of the State of Colorado.

     If our shareholders do not approve the Plan, then it will remain in force as a non-tax-qualified plan. All of the shares were registered on Form S-8 in 2003 or were restricted under Rule 144.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                             AS OF DECEMBER 31, 2002

                                                                                                Number of Securities
                                          Number of Securities                                remaining available for
                                           to be issued upon                                future issuance under equity
                                        exercise of outstanding    Weighted-average price        compensation plans
                                           options, warrants      of outstanding options,      (excluding securities
                                               and rights           warrants and rights       reflected in column (a))
                                       ------------------------- ------------------------- -----------------------------
                                                  (a)                       (b)                         (c)
Equity compensation plans approved by
 security holders ....................                                          0                           0
Equity compensation plans not approved
 by security holders .................         4,500,000                    $2.39                     500,000
 TOTAL ...............................         4,500,000                    $2.39                     500,000

OTHER MATTERS

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Stockholder Meeting. However, if any other matter is properly presented at the Annual Stockholder Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

STOCKHOLDERS PROPOSALS FOR 2004 ANNUAL MEETING

          The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2004 Annual Stockholder Meeting is March 1, 2004.

     Dated this 25th day of August, 2003.


                                        By order of the Board of Directors



                                        Charles B. Pollock
                                        Chairman of the Board and
                                        Chief Executive Officer

                                 Attachment "A"

                        Form of Certificate of Amendment
                        To the Articles of Incorporation

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                             PANGEA PETROLEUM CORP.

We, the undersigned hereby certify that:

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopted the following Articles of Amendment to its Articles of Incorporation.

     Article III of the Articles of Incorporation is amended to read:

     The total number of shares of stock that the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000) consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share ("Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

     Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as maybe adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the Directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation."

     The Board of Directors recommended and consented to this amendment on August 11, 2003. A majority of the shareholders of the corporation voted at a meeting of shareholders to amend the Articles of Incorporation. A total of _____ shares of common stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment. There are no other classes of stock outstanding.


(signed) __________________________
by /s/   Charles B. Pollock, CEO



(signed) __________________________
by /s/  Mark F. Weller, President

STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Charles B. Pollock, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

       GIVEN UNDER MY HAND AND SEAL of office this day of September, 2003.


                                        (signed) ___________________________
[Notary Seal]                           /s/ Charles B. Pollock
                                        NOTARY PUBLIC IN AND FOR THE
                                        STATE OF TEXAS


My commission expires ___________________________


STATE OF TEXAS
COUNTY OF HARRIS

BEFORE ME, the undersigned authority, on this day personally appeared Mark F. Weller, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

       GIVEN UNDER MY HAND AND SEAL of office this day of September, 2003.


                                        (signed) ___________________________
[Notary Seal]                           /s/ Mark F. Weller
                                        NOTARY PUBLIC IN AND FOR THE
                                        STATE OF TEXAS


My commission expires ___________________________

                                 Attachment "B"

                          PANGEA PETROLEUM CORPORATION
                            EQUITY COMPENSATION PLAN

     Pangea Petroleum Corporation, a Colorado corporation, (the "Corporation"), hereby adopts this Equity Compensation Plan (the "Plan"), under which Stock Awards, and Common Stock in Lieu of Cash Compensation Awards ("Awards") of the Corporation may be granted from time to time to employees, directors and consultants of the Corporation or its subsidiaries, if any.

SECTION 1.

                   GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The Plan is intended to aid the Corporation in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Corporation, and rewarding those individuals who have contributed to the success of the Corporation. It is designed to aid the Corporation in retaining the services of executives and employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain employees of the Corporation, to use their best efforts to promote the success of the Corporation's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Corporation. It is also designed to permit the Corporation to reward those individuals who are not employees of the Corporation but who are perceived by management as having contributed to the success of the Corporation or who are important to the continued business and operations of the Corporation. The above aims will be effectuated through the granting awards, subject to the terms and conditions of this Plan.

     Stock granted pursuant to this Plan, may be registered on Form S-8 or other appropriate form of registration statement.

     RULE 16B-3 PLAN. The Corporation is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Corporation.

     EFFECTIVE DATE OF PLAN. The effective date of this Plan shall be January 1, 2003 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Corporation. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders.

     2. DEFINITIONS. The following definitions shall apply to this Plan

     "Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Administrator" is defined in Section 2(a).

     "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the action or transaction, each of the corporations other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Stock are granted to a participant.

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Stock, Restricted Stock, and Common Stock in Lieu of Cash Compensation Awards.

     "Board" means the Board of Directors of the Corporation as constituted from time to time.

     "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Corporation to terminate the written agreement or arrangement between the participant and the Corporation or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or

     (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to or personal enrichment of the participant at the Corporation's expense and/or gross negligence or willful misconduct on the part of the participant.

     "Change in Control" means, for purposes of this Plans

     1. there shall be consummated (i) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation's common stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the Corporation's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or

     2. the shareholders of the Corporation shall approve any plan or proposal for the liquidation or dissolution of the Corporation

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations.

     "Common Stock" or "Stock" means the Common Stock, par value per share of the Corporation whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable subject to adjustments pursuant to Section 3.

     "Common Stock in Lieu of Cash Compensation Award" means Awards granted pursuant to Section 6.

     "Corporation" means Pangea Petroleum Corporation, a Colorado Corporation, and any successor or assignee company corporations into which the Corporation may be merged, changed or consolidated; any company for whose securities the securities of the Corporation shall be exchanged; and any assignee of or successor to substantially all of the assets of the Corporation.

     "Director" means any member of the Board of Directors of the Corporation or any Parent or subsidiary of the Corporation that now exists or hereafter is organized or acquired by or acquires the Corporation.

     "Effective Date" means the date on which the Plan is initially approved by the Board of Directors as set forth in Section 13.

     "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) officers, directors or employees of the Corporation or Affiliate or (ii) attorneys, consultants or subcontractors of the Corporation or affiliate.

     "Employee" means any person employed on an hourly or salaried basis by the Corporation or any Parent or Subsidiary of the Corporation that now exists or hereafter is organized or acquired by or acquires the Corporation.

     "Fair Market Value" means (i) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and ask prices for the Common Stock are not furnished through NASDAQ or a similar organization, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a national securities exchange or a national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange or a national market system, the mean between the bid and ask price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted will determine the fair market value.

     "Non-Employee Director" means a member of the Board who is not also an employee of the Corporation or any Subsidiary as that term is defined in Rule 16b-3 under the Exchange Act.

     "Plan" means this Equity Compensation Plan as may be amended from time to time.

     "Stock Award" means Awards granted pursuant to Section 5.

     "Subsidiary" means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities beginning with the Corporation if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Ten Percent Shareholder" means an individual who, at the time of the award, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

     "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Corporation or of any Subsidiary or Parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Corporation or its Subsidiaries or Parent of all businesses owned or operated by the Corporation or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Corporation or a Subsidiary.

     "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Corporation at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

SECTION 2.

            ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
                        PARTICIPANTS AND DETERMINE AWARDS

1.   ADMINISTRATION

     (a) The Plan shall be administered by either the entire Board of Directors or a committee of not fewer than two (2) Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     (b) If this Plan is administered by the Committee, then a majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     (c) If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Stock pursuant to the Plan, except that no such member shall act on the granting of Stock to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Stock to him.

     (d) The interpretation and construction of the terms of the Plan by the Board or a duly authorized committee shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Plan Administrator shall be liable for any action taken or determination made in good faith with respect to the Plan.

2. POWERS OF ADMINISTRATOR. The Administrator shall have the sole and exclusive power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

     (a)  to select the participants in this plan;

     (b) establish the terms of the Stock granted to each participants which may not be the same in each case;

     (c) determine the total number of shares of Stock to grant to a grantee, which may not be the same amount to each Eligible Person in each case;

     (d)  make all other determinations necessary or advisable under the Plan.

     (e) The Plan Administrator has the sole and absolute discretion to determine whether the performance of an Eligible Person warrants an award under this Plan, and to determine the amount of the award.

     The Plan Administrator has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Plan Administrator will be final and binding on all persons. (d) A member of the Plan Administrator will not be liable for performing any act or making any determination in good faith

     All decisions and interpretations of the Administrator shall be made in the Administrator's sole and absolute discretion and shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.

                  STOCK ISSUABLE UNDER THE PLAN; TERM OF PLAN;
                  RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS

     (a) STOCK ISSUABLE. The maximum number of shares of Stock reserved and available for issuance under the Plan initially shall be 10,000,000 shares of Stock per year. In addition if any portion of an Award is forfeited, cancelled, or reacquired by the Corporation, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Corporation.

     (b)  TERM OF PLAN. No Awards shall be made after January 1, 2013.

     (c) RECAPITALIZATIONS. Subject to the provisions of Section 12, if, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Corporation, or additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in
          (i) the maximum number of shares reserved for issuance under the Plan,
          (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

SECTION 4.

                                   ELIGIBILITY

     Awards under the Plan may be granted to employees, including officers, and directors of the Corporation or its subsidiaries, as may be existing from time to time, and to other individuals who are not employees of the Corporation, but performed bona fide services to the Corporation, as may be deemed in the best interest of the Corporation by the Board or the duly authorized Committee. These individuals may be referred to as consultants or key persons. Such services to the Corporation or a subsidiary shall not be in connection with the offer or sale of securities in a capital-raising transaction. Such Awards shall be in the amounts, and shall have the rights and be subject to the restrictions, as may be determined by the Board or a duly authorized Committee, all as may be within the general provisions of this Plan.

     Every Eligible Person, as the Plan Administrator of the Corporation or any subsidiary or Parent shall only be eligible to receive an Award if and as permitted by applicable law and regulations. The Plan Administrator's Award to a participant in any year does not require the Plan Administrator to make an Award to that participant in any other year. Furthermore, the Plan Administrator make different Awards to different participants. The Plan Administrator may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock, including, without limitation;

      (i)   the financial condition of the Corporation or its Subsidiaries;

      (ii)  expected profits for the current or future years;

      (iii) the contributions of a prospective participant to the profitability or success of the Corporation or its Subsidiaries; and

      (iv)  the adequacy of the prospective participant's other compensation.

     Participants may include persons to whom stock, or other benefits previously were granted under this or another plan of the Corporation or any Subsidiary.

     (b) No Right of Employment. A Grantee's right, if any, to continue to serve the Corporation and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Corporation or any Subsidiary, as the case may be, to terminate at any time the employment of any

SECTION 5.

                             RESTRICTED STOCK AWARDS

     (a) NATURE OF STOCK AWARDS. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock, restricted under Rule 144, subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each Stock Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

     (b) RIGHTS AS A STOCKHOLDER. Upon execution of the grant of a Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Stock, subject to such terms and conditions as may be imposed by the Administrator.

SECTION 6.

                COMMON STOCK IN LIEU OF CASH COMPENSATION AWARDS

     (a) GRANTS OF COMMON STOCK PAYABLE IN LIEU OF CASH. The Administrator may grant shares of Stock available for issuance under the Plan to an eligible participant in lieu of cash compensation earned by the participant with the consent of the participant, or under a short- or long-term incentive plan of the Corporation (an "Other Incentive
          Plan), PROVIDED, however, that the award made under the Other Incentive Plan allows for satisfaction of such award by payment of Stock in lieu of cash compensation. Additionally, shares of Stock may be granted if specified performance goals established by the Administrator are met, provided that the performance goals so established meet the requirements of Section 162(m) of the Code and that the Administrator certifies that the performance goals have been met. In the event of a grant of shares of Stock in lieu of cash compensation, such grant shall be conditioned upon the participant's irrevocable election to waive receipt of all or a portion of the cash compensation otherwise payable, which waiver shall constitute payment in full by such participant for the shares of Stock granted in lieu of such cash compensation.

     (b) DATE OF GRANT. Stock granted in lieu of cash compensation shall be granted to each participant on the date the waived cash compensation would otherwise by paid, provided, however, that with respect to a participant who is subject to Section 16 of the Act, if such grant date is not at least six months and one day from the date of the election, the grant shall be delayed until the date which is six months and one day from the date of the election (or the next following business day, if such date is not a business day) to the extent necessary to conform to the requirements for exempt purchases under Rule 16b-3 of the Act.

     (c) NUMBER OF SHARES. The number of shares of Stock granted in lieu of cash compensation shall be determined by dividing the amount of the waived cash compensation by the Fair Market Value of the Stock on the date the Stock is granted. Such Stock shall be granted for the whole number of shares so determined; the value of any fractional share shall be paid in cash.

SECTION 7.

                                 TAX WITHHOLDING

     (a) PAYMENT BY PARTICIPANT. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received there under first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Corporation, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind oth-erwise due to the participant. The Corporation's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b) PAYMENT IN STOCK. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Corporation to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Corporation shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

     (c) LIABILITY OF THE COMPANY. The Corporation that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by any person due to the grant of Stock.

SECTION 8.

                        TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Corporation from a Subsidiary or from the Corporation to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Corporation, if the employee's right to re- employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 9.

                           AMENDMENTS AND TERMINATION

     The Board of Directors of the Corporation may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Corporation's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it as in the opinion of counsel for the Corporation may be necessary or appropriate from time to time.

SECTION 10.

                                 STATUS OF PLAN

     Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Corporation. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Corporation's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 11.

                     CHANGE OF CONTROL AND MERGER PROVISIONS

     (a) In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation or dissolution of the Corporation or in the event of a corporate reorganization of the Corporation (in each case, a "Transaction"), the Board, or the board of directors of any corporation or other entity assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation or other entity (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account any and all consideration payable per share of Stock pursuant to the Transaction (the "Transaction Price").

     (b) "Change of Control" shall be defined as an event subsequent to the adoption of this Plan, by any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Corporation, any of its Subsidiaries, any "affiliate" or "associate" (as such terms are defined in Rule 12b-2 under the Act) of the foregoing persons, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Corporation or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, who shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities having the right to vote in an election of the Corporation's Board of Directors ("Voting Securities") (other than as a result of an acquisition of securities directly from the Corporation).

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Corporation which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 25% or more of the combined voting power of all then outstanding Voting Securities; PROVIDED, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Corporation), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause.

SECTION 12.

                               GENERAL PROVISIONS

     (a) NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

     (b) DELIVERY OF STOCK CERTIFICATES. Stock certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Corporation or a stock transfer agent of the Corporation shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Corporation.

     (c) OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT RIGHTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any employee any right to continued employment with the Corporation or any Subsidiary and shall not interfere in any way with the right of the Corporation or any Subsidiary to terminate the employment of any of its employees at any time.

     (d) TRADING POLICY RESTRICTIONS. Sale of Stock acquired pursuant to an Award under the Plan shall be subject to such Corporation's insider-trading-policy-related restrictions as established by the Corporation from time, terms and conditions as may be established by the Administrator from time to time, or in accordance with policies set by the Administrator, from time to time.

     (e) INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Corporation shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Corporation for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Corporation itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Corporation the opportunity to handle and defend same at its own expense. The failure to notify the Corporation within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Corporation's rights or is detrimental to the Corporation. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     (f) GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     (g) HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     (h) OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or benefit plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of compensation, including a stock option plan, for employees of the Corporation or any Affiliate.

     (i) OTHER AWARDS. The grant of Stock or Awards shall not confer upon the Eligible Person the right to receive any future or other Stock or Awards under this Plan, whether or not Stock or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Stock or Awards upon the same terms or conditions as previously granted.

SECTION 13.

                             EFFECTIVE DATE OF PLAN

     The Plan shall become effective immediately on adoption by the board of directors of the Corporation (the "Board").

SECTION 14.

                                  GOVERNING LAW

     This Plan and all Awards and actions taken there under shall be governed by, and construed in accordance with, the laws of the State of Colorado, applied without regard to conflict of law principles.

                                      PROXY
                          PANGEA PETROLEUM CORPORATION


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 24, 2003

The undersigned hereby appoints Charles B. Pollock and Mark Weller as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Pangea Petroleum Corporation held of record by the undersigned on August 11, 2003, at the Annual Stockholders Meeting to be held at Double Tree Hotel located at 2001 Post Oak Blvd., Houston, Texas 77056, on September 24, 2003 at 2:00 p. m. (CDT), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED IN NUMBER 1, (II) FOR THE RATIFICATION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2003 (III) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN NUMBER 3, AND (III) FOR THE EQUITY COMPENSATION PLAN IN NUMBER 4.

1. THE ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)


     [ ]  FOR ALL NOMINEES LISTED       [ ]  WITHHOLD AUTHORITY TO
          BELOW EXCEPT AS MARKED             VOTE FOR ALL NOMINEES BELOW.
          TO THE CONTRARY.

            CHARLES B. POLLOCK

            MARK WELLER

            EDWARD SKAGGS

2. THE PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2003.


     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN


3. THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 210,000,000 SHARES OF COMMON STOCK.


     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN

4.   THE PROPOSAL TO APPROVE THE EQUITY COMPENSATION PLAN


     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN


5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     [ ]  FOR           [ ]  AGAINST            [ ]  ABSTAIN


Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


-----------------                       ----------------------------------
NUMBER OF                               SIGNATURE
SHARES OWNED



                                        ----------------------------------
                                        (TYPED OR PRINTED NAME)



                                        ----------------------------------
                                        SIGNATURE IF HELD JOINTLY



                                        ----------------------------------
                                        (TYPED OR PRINTED NAME)



                                        DATED: ___________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.